Exhibit 10.7

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

NISSAN AUTO LEASE TRUST 2026-B,

as Issuing Entity

NISSAN MOTOR ACCEPTANCE COMPANY LLC,

as Sponsor and Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of July 29, 2026

i	NALT 2026-B Asset Representations Review Agreement

TABLE OF CONTENTS

(continued)

ii	NALT 2026-B Asset Representations Review Agreement

ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of July 29, 2026 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), among NISSAN AUTO LEASE TRUST 2026-B, a Delaware statutory trust, as issuing entity (the “Issuing Entity”), NISSAN MOTOR ACCEPTANCE COMPANY LLC, a Delaware limited liability company (“NMAC”), as sponsor (the “Sponsor”) and as servicer (the “Servicer”), and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company (“Clayton”), as Asset Representations Reviewer (the “Asset Representations Reviewer”).

BACKGROUND

WHEREAS, in the regular course of business, motor vehicle dealers in the NMAC network of dealers assign certain retail closed-end motor vehicle lease contracts to Nissan-Infiniti LT LLC, a Delaware limited liability company (the “Titling Company”).

WHEREAS, in connection with a securitization transaction sponsored by NMAC, the Titling Company established and formed a separate limited liability company series interest (the “2026-B Series”) and allocated to and associated with the 2026-B Series certain leases and related leased vehicles owned by the Titling Company, which are represented by a 2026-B Series certificate evidencing the 2026-B Series Interest (the “2026-B Series Certificate”).

WHEREAS, the Titling Company issued the 2026-B Series Certificate to NILT LLC, and NILT LLC sold the 2026-B Series Certificate to Nissan Auto Leasing LLC II (the “Depositor”), which in turn transferred the 2026-B Series Certificate to the Issuing Entity pursuant to a Series Certificate Transfer Agreement, in exchange for the notes and certificates issued by the Issuing Entity.

WHEREAS, the Issuing Entity has granted a security interest in the 2026-B Series Certificate to the Indenture Trustee, for the benefit of the Noteholders, as security for the Notes issued by the Issuing Entity under the Indenture.

WHEREAS, the Issuing Entity desires to engage the Asset Representations Reviewer to perform reviews of certain Leases for compliance with the representations and warranties made by NMAC about the Leases in the pool after certain conditions precedent to such review are satisfied.

NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms and conditions contained herein, the parties hereto agree as follows.

ARTICLE I

USAGE AND DEFINITIONS

Section 1.1. Definitions. Except as otherwise specified herein or if the context may otherwise require, capitalized terms not defined in this Agreement shall have the respective meanings assigned such terms set forth in Annex A to the Series Certificate Sale Agreement, dated as of the date hereof, by and between NILT LLC and Nissan Auto Leasing LLC II (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Series Certificate Sale Agreement”).

NALT 2026-B Asset Representations Review Agreement

Section 1.2. Interpretive Provisions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) references to an Article or Section such as “Article Twelve” or “Section 12.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, except that references to the Series LLC Agreement include only such items as related to the 2026-B Series and the Titling Company, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this Agreement include all Exhibits hereto, and (xi) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding.”

Section 1.3. Additional Definitions. The following terms have the meanings given below:

“Asset Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Subject Lease according to Section 3.4.

“Confidential Information” has the meaning stated in Section 4.8(b).

“Information Recipients” has the meaning stated in Section 4.8(a).

“Issuing Entity PII” has the meaning stated in Section 4.9(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.9(a).

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for an Asset Review and a Subject Lease, the documents and other materials for each Test listed under “Review Materials” in Schedule A.

“Review Report” means, for an Asset Review, the report of the Asset Representations Reviewer prepared according to Section 3.5.

“Test” has the meaning stated in Section 3.4(a).

“Test Complete” has the meaning stated in Section 3.4(c).

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“Test Fail” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

ARTICLE II

ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1. Engagement; Acceptance. The Issuing Entity engages Clayton to act as the Asset Representations Reviewer for the Issuing Entity. Clayton accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2. Confirmation of Scope. The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the 2026-B Leases for compliance with the representations and warranties under the Basic Documents, except as described in this Agreement, or (b) determining whether noncompliance with the representations or warranties constitutes a breach of the Basic Documents.

ARTICLE III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1. Review Notices. On receipt of a Review Notice from the Indenture Trustee according to Section 7.08 of the Indenture, the Asset Representations Reviewer will start an Asset Review. The Asset Representations Reviewer will have no obligation to start an Asset Review until a Review Notice is received.

Section 3.2. Identification of Subject Leases. Within ten (10) Business Days after receipt of a Review Notice, the Servicer will deliver to the Asset Representations Reviewer, with a copy to the Indenture Trustee, a list of the Subject Leases.

Section 3.3. Review Materials.

(a) Access to Review Materials. The Servicer will render reasonable assistance to the Asset Representations Reviewer to facilitate the Asset Review. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Subject Leases within ten (10) days after receipt of the Review Notice in one or more of the following ways in the Servicer’s reasonable discretion: (i) by providing access to the Servicer’s lease systems, either remotely or at one of the properties of the Servicer, (ii) by electronic posting of Review Materials to a password-protected website to which the Asset Representations Reviewer has access, (iii) by providing originals or photocopies at one of the properties of the Servicer where the Lease Documents are located or (iv) in another manner agreed by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove PII from the Review Materials so long as all information in the Review Materials necessary for the Asset Representations Reviewer to complete the Asset Review remains intact and unchanged.

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(b) Missing or Insufficient Review Materials. If any of the Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than twenty (20) days before completing the review, and the Servicer will have fifteen (15) days to provide the Asset Representations Reviewer access to such missing Review Materials or other documents or information to correct the insufficiency. If the missing or insufficient Review Materials have not been provided by the Servicer within fifteen (15) days, the parties agree that the Subject Lease will have a Test Fail for the related Test(s) and the Test(s) will be considered a Test Complete and the Review Report will indicate the reason for the Test Fail.

Section 3.4. Performance of Reviews.

(a) Test Procedures. For an Asset Review, the Asset Representations Reviewer will perform for each Subject Lease the procedures listed under “Tests” in Schedule A for each representation and warranty (each, a “Test”), using the Review Materials listed for each such Test in Schedule A. For each Test and Subject Lease, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”) or if the Test has not been satisfied (a “Test Fail”).

(b) Review Period. The Asset Representations Reviewer will complete the Review of all of the Subject Leases within sixty (60) days after receiving access to the Review Materials under Section 3.3(a). However, if additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b), the Review period will be extended for an additional thirty (30) days.

(c) Completion of Review for Certain Subject Leases. Following the delivery of the list of the Subject Leases and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Subject Lease is pre-paid in full by the Lessee or reallocated from the 2026-B Series to the Unallocated Assets Series or an Other Series by the Servicer according to the Basic Documents. On receipt of notice, the Asset Representations Reviewer will immediately terminate all Tests of such Leases and the Review of such Leases will be considered complete (a “Test Complete”). In this case, the Review Report will indicate a Test Complete for the Leases and the related reason.

(d) Previously Reviewed Lease. If any Subject Lease was included in a prior Asset Review (the “Prior Review”), the Asset Representations Reviewer will perform Tests on such Subject Lease only if the Asset Representations Reviewer has reason to believe that the Prior Review was conducted in a manner that would not have ascertained compliance with one or more of the representations and warranties set forth on Schedule A hereto; otherwise, the Asset Representations Reviewer will include in the Review Report for the Asset Review the results of the Tests with respect to such Subject Lease from the Prior Review.

(e) Termination of Review. If an Asset Review is in process and the Notes will be paid in full on the next Payment Date, the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten (10) days before that Payment Date. On receipt of notice, the Asset Representations Reviewer will terminate the Asset Review immediately and will have no obligation to deliver a Review Report.

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Section 3.5. Review Reports.

(a) Within five (5) days after the end of the Asset Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuing Entity, the Servicer and the Indenture Trustee a Review Report indicating for each Subject Lease whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Lease was a Test Complete and the related reason. The Review Report will contain a summary of the findings and conclusions of the Asset Representations Reviewer with respect to the Asset Review to be included in the Issuing Entity’s Form 10-D report for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any Issuing Entity PII.

(b) Questions About Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Indenture Trustee or the Servicer until the earlier of (i) payment in full of the Notes and (ii) one (1) year after the delivery of the Review Report. The Asset Representations Reviewer will have no obligation to respond to questions or requests for clarification from Noteholders or any Person other than the Indenture Trustee or the Servicer and will direct such Persons to submit written questions or requests to the Servicer.

Section 3.6. Dispute Resolution. If a Lease that was reviewed by the Asset Representations Reviewer is the subject of a dispute resolution proceeding under Section 7.07 of the Indenture, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses of the Asset Representations Reviewer together with reasonable compensation for the time it incurs in connection with its participation in any dispute resolution proceeding will be considered expenses of the Requesting Party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 7.07 of the Indenture. If not paid by a party to the dispute resolution, the expenses will be reimbursed by the Issuing Entity according to Section 4.3(a).

Section 3.7. Limitations on Review Obligations.

(a) Review Process Limitations. The Asset Representations Reviewer will have no obligation:

(i) to determine whether a Delinquency Trigger has occurred or whether the required percentage of Noteholders has voted to direct an Asset Review under the Indenture, and may rely on the information in any Review Notice delivered by the Indenture Trustee;

(ii) to determine which Leases are subject to an Asset Review, and may rely on the lists of Subject Leases provided by the Servicer;

(iii) to obtain or confirm the validity of the Review Materials and no liability for any errors in the Review Materials and may rely on the accuracy and completeness of the Review Materials;

(iv) to obtain missing or insufficient Review Materials from any party or any other source;

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(v) to take any action or cause any other party to take any action under any of the Basic Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the Subject Leases; or

(vi) to establish cause, materiality or recourse for any failed Test.

(b) Testing Procedure Limitations. The Asset Representations Reviewer will only be required to perform the testing procedures listed under “Tests” in Schedule A, and will have no obligation to perform additional procedures on any Subject Lease or to provide any information other than a Review Report indicating for each Subject Lease whether there was a Test Pass or a Test Fail for each Test, or whether the Subject Lease was a Test Complete and the related reason. However, the Asset Representations Reviewer may provide additional information about any Subject Lease that it determines in good faith to be material to the Review.

ARTICLE IV

ASSET REPRESENTATIONS REVIEWER

Section 4.1. Representations and Warranties. The Asset Representations Reviewer represents and warrants to the Issuing Entity as of the Closing Date:

(a) Organization and Qualification. The Asset Representations Reviewer is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Asset Representations Reviewer is qualified as a foreign entity in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b) Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c) No Conflicts and No Violation. The completion of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (A) conflict with, or be a breach or default under, any indenture, agreement, guarantee or similar agreement or instrument under which the Asset Representations Reviewer is a party, (B) result in the creation or imposition of any Lien on any of the assets of the Asset Representations Reviewer under the terms of any indenture, agreement, guarantee or similar agreement or instrument, (C) violate the organizational documents of the Asset Representations Reviewer or (D) violate any law or, to the Asset Representations Reviewer’s knowledge, any order, rule or regulation of a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

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(d) No Proceedings. To the Asset Representations Reviewer’s knowledge, there are no proceedings or investigations pending or threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the completion of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(e) Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.1.

Section 4.2. Covenants. The Asset Representations Reviewer covenants and agrees that:

(a) Eligibility. It will notify the Issuing Entity and the Servicer promptly if it no longer meets the eligibility requirements in Section 5.1.

(b) Review Systems; Personnel. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Subject Lease and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Asset Reviews as required by this Agreement.

(c) Maintenance of Review Materials. It will maintain copies of any Review Materials, Review Reports and other documents relating to an Asset Review, including internal correspondence and work papers, for a period of two (2) years after the termination of this Agreement.

Section 4.3. Fees, Expenses and Indemnities.

(a) Annual Fee. The Sponsor shall pay to the Asset Representations Reviewer, as reasonable compensation for its services, an annual fee in the amount of $5,000 (the “Annual Fee”). The Annual Fee shall be payable on the Closing Date and on each anniversary thereof until this Agreement is terminated in accordance with Section 6.4. The Sponsor shall reimburse the Asset Representations Reviewer for all reasonable out-of-pocket expenses incurred or made by it, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Asset Representations Reviewer’s agents, counsel, accountants and experts.

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(b) Review Fee. Following the completion of an Asset Review and the delivery to the Indenture Trustee of the Review Report, or the termination of an Asset Review according to Section 3.4(e), and the delivery to the Sponsor and the Servicer of a detailed invoice, the Sponsor shall pay to the Asset Representations Reviewer a fee of $200 for each Subject Lease for which the Asset Review was started (the “Review Fee”). However, no Review Fee will be charged for any Subject Lease which was included in a prior Asset Review or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Review according to Section 3.4(e). To the extent not paid by the Sponsor and outstanding for at least sixty (60) days, the Review Fee shall be paid by the Issuing Entity pursuant to Section 8.04 of the Indenture.

(c) Indemnification. The Sponsor shall indemnify the Asset Representations Reviewer against any and all loss, liability or expense (including reasonable attorneys’ fees) incurred by the Asset Representations Reviewer in connection with the administration of this Agreement and the performance of its duties hereunder. The Asset Representations Reviewer shall notify the Sponsor promptly of any claim for which it may seek indemnity. Failure by the Asset Representations Reviewer to so notify the Sponsor shall not relieve the Sponsor of its obligations hereunder. The Sponsor shall defend any such claim, and the Asset Representations Reviewer may have separate counsel and the Sponsor shall pay the fees and expenses of such counsel. The Sponsor shall not reimburse any expense or indemnify against any loss, liability or expense incurred by the Asset Representations Reviewer through the Asset Representations Reviewer’s own bad faith, willful misfeasance or negligence in performing its obligations under this Agreement or breach of this Agreement. The indemnification provided in this Section 4.3(c) shall survive the termination of this Agreement, the termination of the Issuing Entity and the resignation or removal of the Asset Representations Reviewer. The Sponsor acknowledges and agrees that amounts owing to the Asset Representations Reviewer in respect of the indemnification provided hereunder shall not be limited to or reduced by the amount of Available Funds on deposit in the Collection Account, except to the extent that such Available Funds have been allocated to make a payment to the Asset Representations Reviewer on the next-occurring Payment Date pursuant to Section 8.04 of the Indenture.

(d) Payment of Fees and Indemnities. The Asset Representations Reviewer shall submit reasonably detailed invoices to the Sponsor for any amounts owed to it under this Agreement. To the extent not paid by the Sponsor and outstanding for at least sixty (60) days, the fees and indemnities provided for in this Section 4.3 shall be paid by the Issuing Entity pursuant to Section 8.04 of the Indenture; provided, that prior to such payment pursuant to the Indenture, the Asset Representations Reviewer shall notify the Sponsor in writing that such fees and indemnities have been outstanding for at least sixty (60) days. If such fees and indemnities are paid pursuant to Section 8.04 of the Indenture, the Sponsor shall reimburse the Issuing Entity in full for such payments.

Section 4.4. Limitation on Liability. The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misfeasance, bad faith, or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

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Section 4.5. Indemnification by Asset Representations Reviewer. The Asset Representations Reviewer will indemnify each of the Issuing Entity, the Depositor, the Servicer, the Sponsor, the Owner Trustee and the Indenture Trustee and their respective directors, officers, employees and agents for all costs, expenses (including reasonable attorneys’ fees and expenses), losses, damages and liabilities, including legal fees and expenses incurred in connection with the enforcement by such Person of any indemnification or other obligation of the Asset Representations Reviewer, resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement or (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Issuing Entity and the resignation or removal of the Asset Representations Reviewer.

Section 4.6. Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Issuing Entity, the Servicer, the Sponsor or the Administrator, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuing Entity’s, the Servicer’s, the Sponsor’s or the Administrator’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuing Entity, the Servicer, the Sponsor and the Administrator will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuing Entity, the Servicer, the Sponsor or the Administrator reasonably determines that it is required to make the disclosure under this Agreement or the other Basic Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.7. Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuing Entity, the Sponsor and the Servicer.

Section 4.8. Confidential Information.

(a) Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.8, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Issuing Entity, the Sponsor and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Asset Reviews of Subject Leases or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by NMAC or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

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(b) Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:

(i) lists of Subject Leases and any related Review Materials;

(ii) origination and servicing guidelines, policies and procedures and form contracts; and

(iii) notes, analyses, compilations, studies or other documents or records prepared by the Sponsor or the Servicer, which contain information supplied by or on behalf of the Sponsor or the Servicer or their representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a Person or entity other than the Issuing Entity, the Sponsor or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Issuing Entity, the Sponsor or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Issuing Entity, the Sponsor or the Servicer provides permission to the applicable Information Recipients to release.

(c) Protection. The Asset Representations Reviewer will take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.9.

(d) Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its reasonable efforts to provide the Issuing Entity, the Sponsor and the Servicer with notice of the requirement and will cooperate, at the Sponsor’s expense, in the Issuing Entity’s and the Sponsor’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuing Entity or the Sponsor is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

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(e) Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.8 by its Information Recipients.

(f) Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuing Entity, the Sponsor and the Servicer and the Issuing Entity, the Sponsor and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuing Entity or the Servicer to enforce this Section 4.8, the prevailing party will be entitled to reimbursement of costs and expenses, including reasonable attorney’s fees and expenses, incurred by it for the enforcement.

Section 4.9. Personally Identifiable Information.

(a) Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), vehicle identification number or “VIN”, any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Issuing Entity PII” means PII furnished by the Issuing Entity, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b) Use of Issuing Entity PII. The Issuing Entity does not grant the Asset Representations Reviewer any rights to Issuing Entity PII except as provided in this Agreement. The Asset Representations Reviewer will use Issuing Entity PII only to perform its obligations under this Agreement or as specifically directed in writing by the Issuing Entity and will only reproduce Issuing Entity PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws applicable to PII, Issuing Entity PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection. The Asset Representations Reviewer will protect and secure Issuing Entity PII. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Issuing Entity PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Issuing Entity PII, (iii) protect against unauthorized access to or use of Issuing Entity PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g., intrusion protection, data storage protection and data transmission protection) and physical security measures.

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(c) Additional Limitations. In addition to the use and protection requirements described in Section 4.9(b), the Asset Representations Reviewer’s disclosure of Issuing Entity PII is also subject to the following requirements:

(i) The Asset Representations Reviewer will not disclose Issuing Entity PII to its personnel or allow its personnel access to Issuing Entity PII except (A) for the Asset Representations Reviewer personnel who require Issuing Entity PII to perform an Asset Review, (B) with the prior consent of the Issuing Entity or (C) as required by applicable law. When permitted, the disclosure of or access to Issuing Entity PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Issuing Entity PII of the confidentiality requirements in this Agreement and train its personnel with access to Issuing Entity PII on the proper use and protection of Issuing Entity PII.

(ii) The Asset Representations Reviewer will not sell, disclose, provide or exchange Issuing Entity PII with or to any third party without the prior consent of the Issuing Entity.

(d) Notice of Breach. The Asset Representations Reviewer will notify the Issuing Entity promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Issuing Entity PII and, where applicable, immediately take action to prevent any further breach.

(e) Return or Disposal of Issuing Entity PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Review or the request of the Issuing Entity, all Issuing Entity PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Issuing Entity, returned to the Issuing Entity without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Issuing Entity. Where the Asset Representations Reviewer retains Issuing Entity PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Issuing Entity PII to that required by applicable law.

(f) Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Issuing Entity regarding the Asset Representations Reviewer’s compliance with this Section 4.9. The Asset Representations Reviewer and the Issuing Entity agree to modify this Section 4.9 as necessary from time to time for either party to comply with applicable law.

(g) Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuing Entity and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.9 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. The Issuing Entity agrees to make reasonable efforts to schedule any audit described in this Section 4.9 with the inspections described in Section 4.6. The Asset Representations Reviewer will also permit the Issuing Entity and its authorized representatives during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

12	(NALT 2026-B Asset Representations Review Agreement)

(h) Affiliates and Third Parties. If the Asset Representations Reviewer processes the PII of the Issuing Entity’s Affiliates or a third party when performing an Asset Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.9, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party will be entitled to enforce the PII related terms of this Section 4.9 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V

RESIGNATION AND REMOVAL;

SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 5.1. Eligibility Requirements for Asset Representations Reviewer. The Asset Representations Reviewer must be a Person who (a) is not affiliated with the Sponsor, the Depositor, the Servicer, the Indenture Trustee, the Calculation Agent, the Owner Trustee or any of their affiliates and (b) was not, and is not affiliated with a Person that was, engaged by the Sponsor or any Underwriter to perform any due diligence on the Leases or related Leased Vehicles prior to the Closing Date.

Section 5.2. Resignation and Removal of Asset Representations Reviewer.

(a) No Resignation of Asset Representations Reviewer. The Asset Representations Reviewer will not resign as Asset Representations Reviewer except (i) if the Asset Representations Reviewer is merged into or becomes an Affiliate of the Sponsor, the Servicer, the Indenture Trustee, the Owner Trustee, the Calculation Agent or any Person hired by the Sponsor or any Underwriter to perform pre-closing due diligence work on the 2026-B Leases, (ii) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1, or (iii) upon a determination that the performance of its duties under this Agreement is no longer permissible under applicable law and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable law. Upon the occurrence of one of the foregoing events, the Asset Representations Reviewer shall promptly resign and the Sponsor shall appoint a successor Asset Representations Reviewer. The Asset Representations Reviewer will deliver a notice of its resignation to the Issuing Entity, the Sponsor and the Servicer, and if the Asset Representations Reviewer resigns pursuant to clause (ii) above, an Opinion of Counsel supporting its determination.

(b) Removal of Asset Representations Reviewer. If any of the following events occur, the Indenture Trustee, at the direction of Noteholders evidencing a majority of the aggregate Outstanding Amount of the Notes, by notice to the Asset Representations Reviewer, shall remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

(ii) the Asset Representations Reviewer breaches any of its representations, warranties, covenants or obligations in this Agreement; or

(iii) an Insolvency Event of the Asset Representations Reviewer occurs.

13	(NALT 2026-B Asset Representations Review Agreement)

(c) Notice of Resignation or Removal. The Servicer will notify the Issuing Entity, the Owner Trustee, the Depositor and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

Section 5.3. Successor Asset Representations Reviewer.

(a) Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Sponsor will appoint a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b) Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuing Entity and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entered into a new agreement with the Issuing Entity on substantially the same terms as this Agreement.

(c) Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuing Entity and take all actions reasonably requested to assist the Issuing Entity in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The Asset Representations Reviewer will pay the reasonable expenses of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on such obligations on receipt of an invoice with reasonable detail of the expenses from the Issuing Entity or the successor Asset Representations Reviewer.

Section 5.4. Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuing Entity and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VI

OTHER AGREEMENTS

Section 6.1. Independence of Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of, or deemed to be the agent of, the Issuing Entity, the Indenture Trustee or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. None of the Issuing Entity, the Indenture Trustee or the Owner Trustee shall be responsible for monitoring the performance of the Asset Representations Reviewer or liable to any Person for the failure of the Asset Representations Reviewer to perform its obligations hereunder. Unless authorized by the Issuing Entity, the Indenture Trustee or the Owner Trustee, respectively,

14	(NALT 2026-B Asset Representations Review Agreement)

the Asset Representations Reviewer will have no authority to act for or represent the Issuing Entity, the Indenture Trustee or the Owner Trustee and will not be considered an agent of the Issuing Entity, the Indenture Trustee or the Owner Trustee. Nothing in this Agreement will make the Asset Representations Reviewer and either of the Issuing Entity, the Indenture Trustee or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2. No Petition. Each party hereto, by entering into this Agreement, hereby covenants and agrees that, prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not (and, to the fullest extent permitted by applicable law, the Indenture Trustee shall not have the power to) institute against, or join any other Person in instituting against, the Member, the Titling Company, the Depositor, the Issuing Entity, any other Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law.

Section 6.3. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally, but solely as Owner Trustee of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by WTNA, but is made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuing Entity or any other Person in this Agreement and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Agreement or any other related documents. For all purposes under this Agreement, the Owner Trustee will be subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.4. Termination of Agreement. This Agreement will terminate, except for the obligations under Section 4.5, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture and (b) the date the Issuing Entity is terminated under the Trust Agreement.

15	(NALT 2026-B Asset Representations Review Agreement)

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1. Amendments.

(a) Any term or provision of this Agreement may be amended by the parties hereto, without the consent of any other Person subject to the satisfaction of one of the following conditions:

(i) the Sponsor or the Servicer delivers an Officer’s Certificate or Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended by the parties hereto (i) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders with the consent of the holders of Notes evidencing at least a Majority Interest of the Controlling Class of the Notes or (ii) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Trust Certificateholders with the consent of Trust Certificateholders evidencing at least a majority of the beneficial interest in the Trust Certificates. It shall not be necessary for the consent of Noteholders or Trust Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. For purposes of this Section 7.1, if NMAC and/or its Affiliates is the holder of Notes representing 100% of the Note Balance of the Outstanding Notes, such Person (or Persons) may consent to such amendment on behalf of the Noteholders. In determining whether NMAC and/or its Affiliates is the holder of Notes representing 100% of the Note Balance of the Outstanding Notes for purposes of the preceding sentence, any party shall be entitled to rely on an Officer’s Certificate or similar certification of NMAC or any Affiliate thereof to such effect.

(c) In the event that any Trust Certificates are held by anyone other than the Administrator or any of its Affiliates, this Agreement may only be amended by the parties hereto if, in addition, (i) Trust Certificateholders evidencing at least a majority of the beneficial interest in the Trust Certificates consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Owner Trustee, materially and adversely affect the interests of the Trust Certificateholders.

(d) Promptly after the execution of any such amendment or consent, the Servicer shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

(e) No amendment pursuant to this Section 7.1 shall be effective which affects the rights, protections, liabilities or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed). Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties, liabilities or immunities under this Agreement.

16	(NALT 2026-B Asset Representations Review Agreement)

Section 7.2. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, by facsimile or electronically by email (if an email address is provided), and addressed in each case as specified on Schedule II to the Series Certificate Sale Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery shall occur only when delivered by hand or, in the case of mail, email or facsimile notice, upon actual receipt or reported tender of such communication by an officer of the intended recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, any demand, notice or communication to be delivered pursuant to this Agreement to any Rating Agency shall be deemed to be delivered if a copy of such demand, notice or communication has been posted on any website maintained by NMAC pursuant to a commitment to any Rating Agency relating to the Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

Section 7.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Sponsor, the Servicer, the Issuing Entity and the Asset Representations Reviewer. The Indenture Trustee (for the benefit of itself and the Noteholders) and the Owner Trustee will be an express third-party beneficiary of this Agreement and entitled to enforce this agreement against the parties hereto. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

Section 7.4. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.5. Counterparts and Electronic Signature. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by a digital signature provider) appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Agreement or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

Section 7.6. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAWS, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

17	(NALT 2026-B Asset Representations Review Agreement)

Section 7.8. Waivers. No failure or delay on the part of any party hereto in exercising any power, right or remedy under this Agreement shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any such power, right or remedy preclude any other or further exercise hereof or thereof or the exercise of any other power, right or remedy.

Section 7.9. Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 7.2 of this Agreement;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Basic Document, or any matter arising hereunder or thereunder.

[Remainder of Page Intentionally Left Blank]

18	(NALT 2026-B Asset Representations Review Agreement)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers duly authorized as of the day and year first above written.

NISSAN AUTO LEASE TRUST 2026-B,
as Issuing Entity

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

By:
Name
Title:

S-1	(NALT 2026-B Asset Representations Review Agreement)

NISSAN MOTOR ACCEPTANCE COMPANY LLC,
as Servicer

By:
Name:
Title:

S-2	(NALT 2026-B Asset Representations Review Agreement)

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

By:
Name:
Title:

S-3	(NALT 2026-B Asset Representations Review Agreement)

Schedule A

Representations and Warranties, Review Materials and Tests

Representation and Warranty

(a) Such Lease relates to a Nissan or an Infiniti automobile, light duty truck or sport utility vehicle, of a model year of 2022 or later;

Review Materials

Lease Agreement

Tests

i)	Confirm the Lease Agreement indicates the Leased Vehicle is a Nissan or Infiniti automobile, light duty truck or sport utility vehicle

ii)	Confirm the Lease Agreement indicates the Leased Vehicle is a model year 2022 or later

iii)	If steps (i) and (ii) are confirmed, then Test Pass

Sch. A-1

Representation and Warranty

(b) Such Lease is written with respect to a Leased Vehicle that was at the time of the origination of the related Lease a new Nissan or Infiniti motor vehicle;

Review Materials

Lease Agreement

Tests

i)	Confirm the Leased Vehicle is identified in the Lease Agreement as a new Nissan or Infiniti motor vehicle at the time of origination

ii)	If step (i) is confirmed, then Test Pass

Sch. A-2

Representation and Warranty

(c) Such Lease was originated in the United States on or after June 4, 2022, by a Dealer for a Lessee with a United States address;

Review Materials

Lease Agreement

Tests

i)	Confirm the Lease Agreement was executed on or after the oldest allowable date of execution

ii)	Confirm the Lessee’s address as stated on the Lease Agreement is located within the United States

iii)	If steps (i) and (ii) are confirmed, then Test Pass

Sch. A-3

Representation and Warranty

(d) Such Lease is payable solely in United States dollars;

Review Materials

Lease Agreement

Tests

i)	Confirm the Lease Agreement is payable in U.S. Dollars

ii)	If step (i) is confirmed, then Test Pass

Sch. A-4

Representation and Warranty

(e) Such Lease and the related Leased Vehicle are owned by the Titling Company, free of all liens, other than any lien placed upon a Certificate of Title in connection with the delivery of title documentation to the Titling Company Registrar in accordance with Customary Servicing Practices in effect at the time of origination;

Review Materials

Lease Agreement

Tests

i)	Confirm the Vehicle Identification Number (VIN) on the Lease Agreement matches the VIN on the Title Documents

ii)	Confirm the Title Documents designate the Titling Company as the owner of the Leased Vehicle

iii)	Confirm the Title Documents do not report any additional security parties or liens tied to the Leased Vehicle

iv)	If steps (i) through (iii) are confirmed, then Test Pass

Sch. A-5

Representation and Warranty

(f) Such Lease has a remaining term to maturity, of not less than 11 months and not greater than 44 months;

Review Materials

Data Tape

Tests

i)	Confirm the remaining number of payments is within the allowable limits

ii)	If step (i) is confirmed, then Test Pass

Sch. A-6

Representation and Warranty

(g) Such Lease provides for level payments (exclusive of taxes) that fully amortize the adjusted capitalized cost of the Lease to the related Contract Residual over the lease term at a rate implicit in the Lease and corresponding to the disclosed rent charge and, in the event of a Lessee initiated early termination, provides for payment of the Early Termination Charge;

Review Materials

Lease Agreement

Tests

i)	Confirm that all lease payments are equal

ii)

Confirm the total of the number of payments and amount of payments, with any first and last payment (if applicable) is equal to the Adjusted Capitalized cost minus the residual value of the Leased Vehicle plus the rent charge

iii)	Confirm the Lease Agreement requires an Early Termination Charge be paid in the event that the Lessee initiates early termination of the Lease

iv)	If steps (i) through (iii) are confirmed, then Test Pass

Sch. A-7

Representation and Warranty

(h) Such Lease was originated in compliance with, and complies in all material respects with, all material applicable legal requirements;

Review Materials

Lease Agreement

Tests

i)	Confirm the Lease Agreement form number and revision date are on the List of Approved Forms

ii)	If step (i) is confirmed, then Test Pass

Sch. A-8

Representation and Warranty

(i) Such Lease is not more than 29 days past due;

Review Materials

Data Tape

Tests

i)	Confirm the Lease was not more than 29 days past due

ii)	If step (i) is confirmed, then Test Pass

Sch. A-9

Representation and Warranty

(j) Such Lease (A) is the valid, legal and binding full-recourse payment obligation of the related Lessee, enforceable against such Lessee in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, affecting the enforcement of creditors’ rights in general or (ii) general principles of equity;

Review Materials

Lease Agreement

Data Tape

Lease File

Tests

i)	Confirm the Lease Agreement form number and revision date are on the List of Approved Forms

ii)	If step (i) is confirmed, then Test Pass

Sch. A-10

Representation and Warranty

(k) the records of the Servicer do not reflect that such Lease has been satisfied, subordinated, rescinded, canceled or terminated;

Review Materials

Lease Agreement

Data Tape

Lease File

Tests

i)	Confirm there is no indication within the Lease File that the Lease has been subordinated, rescinded, cancelled or terminated

ii)	If step (i) is confirmed, then Test Pass

Sch. A-11

Representation and Warranty

(l) the records of the Servicer do not reflect that such Lease is subject to any asserted or threatened right of rescission, setoff, counterclaim or defense;

Review Materials

Lease Agreement

Data Tape

Lease File

Tests

i)	Confirm there is no indication within the Lease File that the Lease is subject to any asserted or threatened right of rescission, setoff, counterclaim or defense

ii)	If step (i) is confirmed, then Test Pass

Sch. A-12

Representation and Warranty

(m) the records of the Servicer reflect that, other than payment defaults continuing for a period of no more than 29 days as of the Cutoff Date, no default, breach or violation of such Lease occurred;

Review Materials

Lease Agreement

Data Tape

Lease File

Tests

i)	Confirm there is no indication within the Lease File of any past or current default, breach or violation other than a payment default of no more than 29 days

ii)	If step (i) is confirmed, then Test Pass

Sch. A-13

Representation and Warranty

(n) the records of the Servicer do not reflect that any default, breach or violation of such Lease has been waived (other than deferrals and waivers of late payment charges or fees permitted under the Servicing Agreement);

Review Materials

Lease Agreement

Data Tape

Lease File

Tests

i)

Confirm there is no indication within the Lease File of any waiver or deferrals of any breach or violation of the Lease other than deferrals and waivers of late payment charges or fees permitted under the Servicing Agreement

ii)	If step (i) is confirmed, then Test Pass

Sch. A-14

Representation and Warranty

(o) Such Lease is not a Defaulted Lease;

Review Materials

Data Tape

Tests

i)	Confirm the Lease is not a defaulted Lease

ii)	If step (i) is confirmed, then Test Pass

Sch. A-15

Representation and Warranty

(p) the related Lessee with respect to such Lease is a person located in one or more of the 50 states of the United States or the District of Columbia and is not (i) NMAC or any of its Affiliates, or (ii) the United States or any State or any agency or potential subdivision thereof;

Review Materials

Lease Agreement

Tests

i)	Confirm the Lessee’s physical address is located within the United States

ii)	Confirm the Lessee is a natural person, and not NMAC or any of its Affiliates, the United States or any State or any agency or potential subdivision thereof

iii)	If steps (i) and (ii) are confirmed, then Test Pass

Sch. A-16

Representation and Warranty

(q) such Lease constitutes either “tangible chattel paper” or “electronic chattel paper”, as defined in the UCC;

Review Materials

Lease Agreement

Tests

i)	If the Lease Agreement is considered tangible chattel paper, confirm there is one original executed copy

ii)	If the Lease Agreement is considered electronic chattel paper, confirm it was completed electronically and is identified as being held in NMAC’s electronic vault at Dealertrack

iii)	Confirm the Lease Agreement was manually executed or completed electronically, as applicable, by the Lessee and Lessor.

iv)	If steps (i) or (ii) and (iii) are confirmed, then Test Pass

Sch. A-17

Representation and Warranty

(r) in the case of each 2026-B Lease that constitutes tangible chattel paper, there is only one original executed copy of each tangible “record” constituting or forming a part of such Lease; and in the case of each 2026-B Lease that constitutes electronic chattel paper, there is only a single “authoritative copy” (as such term is used in Section 9-105 of the UCC) of each electronic “record” constituting or forming a part of such Lease;

Review Materials

Lease Agreement

Tests

i)	If the Lease Agreement is considered tangible chattel paper, confirm there is one original copy

ii)	If the Lease Agreement is considered electronic chattel paper, confirm it was completed electronically and is identified as being held in NMAC’s electronic vault at Dealertrack

iii)	If steps (i) and (ii) are confirmed, then Test Pass

Sch. A-18

Representation and Warranty

(s) such Lease has an original term of not less than 24 months and not greater than 60 months;

Review Materials

Lease Agreement

Tests

i)	Confirm the Number of Payments on the Lease Agreement is within the allowable limits

ii)	If step (i) is confirmed, then Test Pass

Sch. A-19

Representation and Warranty

(t) under the terms of such Lease, the related Lessee is required to maintain physical damage insurance covering the related Leased Vehicle; and

Review Materials

Lease Agreement

Tests

i)	Confirm the Lease Agreement requires the Lessee to obtain and maintain physical damage insurance covering the related Leased Vehicle

ii)	If step (i) is confirmed, then Test Pass

Sch. A-20

Representation and Warranty

(u) has a Securitization Value, as of the Cutoff Date, of no greater than $84,742.14.

Review Materials

Data Tape

Tests

i)	Confirm the Securitization Value of the Leased Vehicle within the Data Tape is below the maximum allowable limit

ii)	If step (i) is confirmed, then Test Pass

Sch. A-21